Acquisition of Piranema Spirit - Consolidated Pro Forma Financial Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Revenues	$ 892,130
Net loss	$ (98,030)
Limited partners' interest in net loss per common unit- basic	$ (1.60)
Limited partners' interest in net loss per common unit- diluted	$ (1.60)